Exhibit 99.1

Imprivata Announces First Quarter 2016 Financial Results, Revenue Growth of 23%

Highlights

•	Revenue of $31.5 million, year over year growth of 23%

•	Adjusted EBITDA loss of $4.5 million

•	Full year Adjusted EBITDA guidance range improved to $(10.5)-(8.9)m

•	Full year revenue guidance range maintained at $136-140m

Lexington, Mass. — (BUSINESS WIRE) — May 3, 2016 — Imprivata® (NYSE: IMPR), the healthcare IT security company, today announced financial results for the three months ended March 31, 2016. Revenues for the three months ended March 31, 2016 were $31.5 million, an increase of 23% from revenues of $25.6 million for the same period in 2015.

“Our first quarter was a great first step towards achieving our growth and profitability goals for 2016,” said Omar Hussain, President and CEO of Imprivata. “Our core business is strong, we are seeing substantial cross-selling opportunities, and Imprivata is increasingly viewed as a strategic partner in a time when cybersecurity is a major concern for the healthcare industry.”

Financial Results

Net loss for the three months ended March 31, 2016 was $6.7 million, or $(0.27) per basic and diluted share attributable to common stockholders, as compared to a net loss of $6.7 million, or $(0.28) per basic and diluted share attributable to common stockholders for the same period in 2015.

Adjusted EBITDA(1) for the three months ended March 31, 2016 and 2015 was a loss of $4.5 million. Non-GAAP net loss (2) for the three months ended March 31, 2016 was $5.2 million, or $(0.21) per basic and diluted share, as compared to non-GAAP net loss of $5.7 million, or $(0.24) per basic and diluted share, for the same period in 2015. A reconciliation of GAAP to these non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

(1)	Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization adjusted for foreign currency gains (losses), stock based-compensation, transaction costs associated with business acquisitions, legal costs associated with shareholder litigation, shelf registration and offering costs and the impact of the fair value revaluation on our contingent liability.
(2)	Non-GAAP net income (loss) and non-GAAP net income (loss) per share excludes amortization of purchased intangible assets, stock-based compensation, transaction costs associated with business acquisitions, legal costs associated with shareholder litigation, shelf registration and offering costs and the impact of the fair value revaluation on our contingent liability.

Second Quarter and Updated Full-Year 2016 Financial Outlook

	Second Quarter	Full-Year 2016
Revenues	$32.5-34.0m	$136-140m
Adjusted EBITDA loss	$(4.8)-(3.9)m	$(10.5)-(8.9)m
GAAP Loss Per Share	$(0.30)-(0.26)	$(0.84)-(0.78)
Non-GAAP Loss Per Share	$(0.23)-(0.19)	$(0.55)-(0.49)
Weighted Average Shares Outstanding	25.2m	25.3m

Conference Call and Webcast Information

Imprivata management will host a conference call at 4:30 p.m. Eastern Time on Tuesday, May 3, 2016 to discuss the Company’s quarter ended March 31, 2016 results, its business outlook and other matters. The conference call will be accessible by dialing 877-407-8037, or for international callers, 201-689-8037, and referencing “the Imprivata 1Q16 earnings call”. A live webcast of the conference call will also be available on the investor relations section of the Company’s website at http://investor.imprivata.com/.

Imprivata has used and intends to continue to use the investor relations portion of its website as well as social media as a means of disclosing material non-public information and for complying with disclosure obligations under Regulation FD.

An audio replay of the conference call will be available approximately one hour after conclusion of the call and will be accessible through May 17, 2016. The replay can be accessed by dialing 877-660-6853, or 201-612-7415 for international callers, and providing conference ID 13634063.

About Imprivata

Imprivata® (NYSE: IMPR), the healthcare IT security company, provides healthcare organizations globally with a security and identity platform that delivers authentication management, fast access to patient information, secure communications, and positive patient identification. Imprivata enables care providers to securely and efficiently access, communicate, and transact patient health information to address critical compliance and security challenges while improving productivity and the patient experience. For more information, please visit www.imprivata.com.

Investor Relations:

Jeff Bray, CFA, 781-761-1417

Director of Investor Relations

jbray@imprivata.com

Media Contact:

John Hallock, 781-761-1921

Corporate Communications

jhallock@imprivata.com

All Imprivata products are trademarks of Imprivata, Inc. in the USA and other countries. All other product or company names mentioned are the property of their respective owners.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the anticipated opportunity and trends for growth in our healthcare customer base, and our overall business, our market opportunity, our expectations regarding sales of our products, our goal to maintain market leadership and our expected financial results for the remainder of 2016 and beyond. All statements other than statements of historical fact contained in this press release are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “could,” “increases,” “improves,” “reduces,” “implements,” “results,” “addresses,” or the negative of these terms or other comparable terminology. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Imprivata’s control. Imprivata’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, our ability to successfully develop and introduce new solutions and products for existing solutions; our ability to attract new customers and retain and increase sales to existing customers; developments in the healthcare industry or regulatory environment; seasonal variations in the purchasing patterns of our customers; longer sales cycles associated with more complex deals in our healthcare business; slower growth in the non-core areas of our business; the lengthy and unpredictable sales cycles for new customers; our ability to successfully integrate HT Systems and other businesses and assets that we may acquire; our ability to market and sell any acquired products from HT Systems and future acquisitions; our ability to maintain successful relationships with our channel partners and technology alliance partners; our dependency on sole source suppliers and a contract manufacturer for hardware components of our Imprivata OneSign and Imprivata PatientSecure solutions; our ability to manage our growth effectively; our ability to respond to competitive pressures; potential liability related to privacy and security of protected health information; our ability to protect our intellectual property rights, and the other risks detailed in Imprivata’s risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 2, 2016, as well as other documents that may be filed by Imprivata from time to time with the SEC. The forward-looking statements included in this press release represent Imprivata’s views as of the date of this press release. Imprivata undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Non-GAAP Financial Measures

Imprivata has provided in this release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States, or GAAP. This information includes Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per share. These non-GAAP financial measures are not in accordance with, or an alternative for, GAAP and may be different from similar non-GAAP financial measures used by other companies. Imprivata believes that the use of these non-GAAP financial measures provides supplementary information for investors to use in evaluating operating performance and in comparing its financial measures with other companies in Imprivata’s industry, many of which present similar non-GAAP financial measures. Adjusted EBITDA (EBITDA adjusted for foreign currency gains (losses), stock based-compensation, transaction costs associated with business acquisitions, legal costs associated with shareholder litigation, transaction costs associated with shelf registration and offering costs and the impact of the fair value revaluation on our contingent liability, non-GAAP net income (loss) and non-GAAP net income (loss) per share exclude amortization expense associated with our purchased intangible assets, stock-based compensation, transaction costs associated with business acquisitions, legal costs associated with shareholder litigation, transaction costs associated with shelf registration and offering costs and the impact of the re-measurement to fair value of our contingent liability. Non-GAAP financial measures that Imprivata uses may differ from measures that other companies may use. These non-GAAP financial measures disclosed by Imprivata are not meant to be considered superior to or a substitute for results of operations prepared in accordance with GAAP, and should be viewed in conjunction with, GAAP financial measures. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release.

Imprivata, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	As of March 31,	As of December 31,
	2016	2015
Assets
Current assets:
Cash and cash equivalents	$49,328	$51,712
Accounts receivable, net of allowances	30,080	36,629
Prepaid expenses and other current assets	5,002	4,431

Total current assets	84,410	92,772
Property and equipment, net	7,979	7,901
Goodwill	11,885	14,380
Intangible assets, net	6,333	5,681
Other assets	1,346	23

Total assets	$111,953	$120,757

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$7,188	$6,997
Accrued expenses and other current liabilities	8,282	11,567
Current portion of capital lease obligations and long-term debt	395	442
Current portion of other long-term liabilities	240	240
Current portion of deferred revenue	43,218	43,929
Current portion of contingent purchase price liability	611	818

Total current liabilities	59,934	63,993
Deferred revenue, net of current portion	4,916	5,430
Deferred tax liability	771	662
Capital lease obligations, long-term debt and royalty obligations, net of current portion	119	209
Other long-term liabilities, net of current portion	1,817	1,850

Total liabilities	67,557	72,144
Stockholders’ equity:
Undesignated preferred stock	—	—
Common stock	25	25
Additional paid-in capital	181,824	179,357
Accumulated other comprehensive loss	(161)	(151)
Accumulated deficit	(137,292)	(130,618)

Total stockholders’ equity	44,396	48,613

Total liabilities and stockholders’ equity	$111,953	$120,757

Imprivata, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31,
	2016	2015
Revenue
Product	$15,978	$12,913
Maintenance and services	15,543	12,723

Total revenue	31,521	25,636

Cost of revenue
Product	4,692	3,423
Maintenance and services	5,270	4,927

Total cost of revenue	9,962	8,350

Gross profit	21,559	17,286
Operating expenses
Research and development	8,688	6,872
Sales and marketing	14,221	12,018
General and administrative	5,426	4,580

Total operating expenses	28,335	23,470

Loss from operations	(6,776)	(6,184)
Other income (expense)
Foreign currency exchange loss	251	(462)
Interest and other income (expense), net	(9)	(16)

Loss before income taxes	(6,534)	(6,662)
Income taxes	140	37

Net loss	$(6,674)	$(6,699)

Net loss per share attributable to common stockholders
Basic and diluted	$(0.27)	$(0.28)

Weighted average common shares outstanding used in computing net loss per share attributable to common stockholders
Basic and diluted	25,120	23,868

Imprivata, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2016	2015
Cash flows from operating activities:
Net loss	$(6,674)	$(6,699)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	981	780
Provision for doubtful accounts	104	—
Provision for excess inventory	90	—
Stock-based compensation	1,357	701
Loss on disposal of fixed assets	16	14
Change in value of contingent purchase price liability	(101)	21
Deferred income taxes	110	—
Changes in operating assets and liabilities:
Accounts receivable	8,344	6,262
Prepaid expenses and other current assets	(1,997)	(857)
Deferred revenue	(495)	(35)
Accounts payable	77	412
Accrued expenses and other current liabilities	(3,382)	(4,145)
Other liabilities	(34)	5

Net cash used in operating activities	(1,604)	(3,541)

Cash flows from investing activities:
Purchases of property and equipment	(807)	(371)
Purchases of intangible assets	(792)	—

Net cash used in investing activities	(1,599)	(371)

Cash flows from financing activities:
Payment of contingent liability	(106)	—
Repayments for capital lease obligations, long-term debt and other	(135)	(180)
Proceeds from employee stock purchase plan	649	684
Proceeds from exercise of stock options	428	330

Net cash provided by financing activities	836	834

Effect of exchange rates on cash and cash equivalents	(17)	(69)

Net decrease in cash and cash equivalents	(2,384)	(3,147)
Cash and cash equivalents, beginning of year	51,712	78,524

Cash and cash equivalents, end of year	$49,328	$75,377

Imprivata, Inc.

Non-GAAP Financial Measures

(in thousands, except per share amounts)

(unaudited)

Reconciliation of GAAP Net Loss to Adjusted EBITDA

	Three Months Ended March 31,
(in thousands, except per share amounts)	2016	2015
GAAP net loss	$(6,674)	$(6,699)
Adjustments to reconcile to Adjusted EBITDA:
Income tax expense	140	37
Depreciation and amortization	981	780
Other (expense) income, net	(242)	478
Stock-based compensation	1,357	701
Change in fair value of contingent liability	(101)	21
Shareholder litigation costs	33	—
Acquisition costs	—	163

Adjusted EBITDA	$(4,506)	$(4,519)

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss and Non-GAAP Net Loss Per Share

	Three Months Ended March 31,
	2016	2015
GAAP net loss	$(6,674)	$(6,699)
Adjustments to reconcile to Non-GAAP net income:
Amortization of purchased intangible assets	235	92
Stock-based compensation	1,357	701
Change in fair value of contingent liability	(101)	21
Shareholder litigation costs	33	—
Acquisition costs	—	163

Non-GAAP net loss	$(5,150)	$(5,722)

Non-GAAP net loss per share
Basic and diluted	$(0.21)	$(0.24)

Weighted average common shares outstanding used in computing non-GAAP net loss per share
Basic and diluted	25,120	23,868

Imprivata, Inc.

Supplemental Financial Information

(in thousands)

(unaudited)

Share-based compensation included in cost of revenues and operating expenses related to the awards of stock options and the employee stock purchase plan are as follows:

	Three Months ended
	March 31,
(in thousands)	2016	2015
Cost of maintenance and professional services	$129	$60
Research and development	345	223
Sales and marketing	341	216
General and administrative	542	202

Total	$1,357	$701